Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Municipal CEF Income Opportunity ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, SUMMARY PROSPECTUS and
Statement of Additional Information

Dated JANUARY 3, 2022

The Board of Trustees of the Trust has approved certain changes to the Fund’s principal investment strategies, which will be submitted to shareholders of the Fund for approval. The proposed changes will convert the Fund from its current fund-of-funds investment strategy to one that seeks to provide the same investment objective of current income by investing directly in municipal debt securities. The Fund would still have the ability to invest up to 10% of its net assets in closed-end investment companies that invest primarily in municipal debt securities.

A special shareholder meeting of the Fund to vote on the changes described above is expected to be held in the first quarter of 2022.

Upon approval of such strategy changes, the Fund will be renamed “First Trust Flexible Municipal High Income ETF” and the Fund’s ticker symbol will be changed to “MFLX.” In connection with the implementation of the proposed strategy changes, the following persons will serve as additional members of the Fund’s portfolio management team and will manage the Fund’s non-closed-end fund investments:

•	Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager of First Trust Advisors L.P. (“First Trust”); and

•	Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager of First Trust.

Please Keep this Supplement with Your Fund Prospectus, SUMMARY PROSPECTUS and

Statement of Additional Information for Future Reference